UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	November 17, 2005

Wave Wireless Corporation
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	000-25356	77-0289371
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

1996 Lundy Avenue, San Jose, California		95131
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	408.866.3666

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[x]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 8.01 Other Events.

On November 17, 2005, Wave Wireless Corporation (the " Registrant ") issued a joint press release with WaveRider Communications Inc. ("WaveRider") announcing that they had entered into a non-binding Letter of Intent for the merger of the Registrant and WaveRider. Under the terms of the proposed merger, the Registrant will issue to WaveRider's shareholders shares of common stock of the Registrant in a tax-free, share-for-share transaction. If the merger is consummated, WaveRider will become a wholly owned subsidiary of the Registrant. The transaction is subject to, among other things, due diligence, the execution of a definitive agreement, necessary board of director and shareholder approvals and other customary conditions. Each party will bear its own expenses associated with the merger, including attorneys’ fees and fees of financial advisors. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated by reference herein.

Participants in Solicitation
The Registrant, WaveRider, and their respective directors, executive officers, and other employees may be deemed to be participants in the solicitation of proxies from WaveRider shareholders with respect to the proposed transaction. Information about the Registrant’s directors and executive officers is available in the Registrant's proxy statement for its 2005 annual meeting of shareholders, dated July 13, 2005. Information about WaveRider’s directors and executive officers is available in WaveRider’s annual report on Form 10-KSB for the year ended December 31, 2004. Additional information about the interests of potential participants will be included in the registration statement and proxy statement and other materials filed with the SEC.

Additional Information
The Registrant intends to file a registration statement, including a proxy statement of WaveRider, and other materials with the Securities and Exchange Commission (“SEC”) in connection with the proposed transaction. We urge investors to read these documents when they become available because they will contain important information. Investors will be able to obtain free copies of the registration statement and proxy statement, as well as other filed documents containing information about the Registrant and WaveRider, at www.sec.gov, the SEC’s website. Investors may also obtain free copies of these documents at www.wavewireless.com/about/investors.html. Free copies of WaveRider’s filings are available at www.waverider.com/.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Wave Wireless Corporation

November 17, 2005	By:	Daniel W. Rumsey

Name: Daniel W. Rumsey
Title: Acting Chief Executive Officer

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Exhibit Index

Exhibit No.	Description

99.01	Press Release dated November 17, 2005